                                                                       EXHIBIT A

                     AGREEMENT REGARDING FILING SCHEDULE 13D

         Each of the undersigned hereby agrees that the Schedule 13D to which this agreement is filed as an exhibit be filed with the Securities and Exchange Commission on behalf of the parties hereto, and hereby represents to each of the other parties hereto that he or it is eligible to use Schedule 13D. Each of the undersigned agrees that he or it is responsible for the timely filing of
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning himself or itself contained therein, and that none of the parties hereto are responsible for the completeness or accuracy of the information concerning the other parties, unless he or it knows or has reason to believe that the information concerning the other parties is inaccurate.



October 31, 2000                            /s/ REBECCA E. BOENIGK
                                            --------------------------------
                                            Rebecca E. Boenigk


October 31, 2000                            /s/ JAYE E. CONGLETON
                                            --------------------------------
                                            Jaye E. Congleton


October 31, 2000                            /s/ CATHERINE COKER
                                            --------------------------------
                                            Catherine Coker


October 31, 2000                            /s/ MICHELE ZINCKE
                                            --------------------------------
                                            Michele Zincke


October 31, 2000                            /s/ DAVID W. EBNER
                                            --------------------------------
                                            David W. Ebner


October 31, 2000                            /s/ GREGORY A. KATT
                                            --------------------------------
                                            Gregory A. Katt


October 31, 2000                            /s/ MARK E. BENDEN
                                            --------------------------------
                                            Mark E. Benden


October 31, 2000                            /s/ THOMAS G. PETERSON
                                            --------------------------------
                                            Thomas G. Peterson